                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [x] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Rohm and Haas Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

100 INDEPENDENCE MALL WEST, PHILADELPHIA PA 19106-2399 TELEPHONE(215) 592-3000

                                                    [ROHM AND HAAS COMPANY LOGO]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 4, 1998

     The annual meeting of stockholders of Rohm and Haas Company will be held at The American Philosophical Society, Benjamin Franklin Hall, 427 Chestnut Street, Philadelphia, PA 19106, on Monday, May 4, 1998, at 10:30 a.m. to act upon the following matters:

          1. Election of 13 directors;

          2. Proposal to increase the number of authorized shares of common stock;

          3. Such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 6, 1998, are entitled to vote their shares.

     It is important that your shares be voted at the meeting. Please sign, date and return the enclosed proxy promptly. The accompanying envelope requires no postage if mailed in the United States.

     A summary report of the meeting will be mailed to stockholders.

                                                 Gail P. Granoff
                                                 Secretary

March 23, 1998

TABLE OF CONTENTS

Notice of Annual Meeting....................................    1

Table of Contents...........................................

Proxy Statement.............................................    2

Election of Directors.......................................    3

Board of Directors..........................................    7
  Organization..............................................    7
  Compensation..............................................    7
  Other Information and Business Relationships..............    8

Executive Compensation......................................    9
  Summary Compensation Table................................    9
  Option Grants Table.......................................   10
  Option Exercises and Year-End Value Table.................   10
  Long-Term Incentive Plan Awards Table.....................   11
  Pension Plan Table........................................   11
  Report on Executive Compensation..........................   12

Five-Year Performance Graph.................................   14

Proposal to Increase the Number of Authorized Shares of
  Common Stock..............................................   15

Stock Ownership.............................................   16

Other Matters...............................................
  Independent Public Accountants............................   18
  Other Business............................................   18
  1999 Annual Meeting Proposals.............................   18

ROHM AND HAAS COMPANY

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 1998

  The enclosed proxy is being solicited by Rohm and Haas Company's Board of Directors for use at the annual meeting of stockholders and any adjournment of the meeting. The meeting will be held at The American Philosophical Society, Benjamin Franklin Hall, 427 Chestnut Street, Philadelphia, PA 19106, on May 4, 1998.

  Stockholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at the meeting. As of March 6, 1998, the Company had outstanding xx,xxx,xxx shares of common stock and x,xxx,xxx shares of preferred stock. Each share of common and preferred stock is entitled to one vote.

  All shares represented by properly executed proxies will be voted at the meeting. Any stockholder may revoke a proxy at any time before it is voted by providing written notice to the Company's Secretary. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies for a fee of $5,000 plus reasonable out-of-pocket expenses. The Company will pay the cost of soliciting proxies, which are being mailed about March 23, 1998.

ELECTION OF DIRECTORS
  Thirteen directors are to be elected at the meeting. The directors will hold office until the next annual meeting of stockholders and until their successors are elected.

  The persons identified on pages x through x were nominated by the Board of Directors upon the recommendation of the Nominating Committee. All nominees currently serve on the Board of Directors. If any nominee is unable to serve as a director, the people named in the proxy will vote for such other nominee as may be designated by the Board of Directors or the Board of Directors may decrease the number of directors. No nominee owns more than 1% of the outstanding stock. Votes may be cast in favor of or withheld from each nominee. If a quorum is present at the meeting, a nominee will be elected as a director by receiving the affirmative vote of a majority of the stock represented (in person or by proxy) at the meeting. Shares represented by proxies marked "withheld" have no effect on the vote.

------------------------

[PHOTO]

                          WILLIAM J. AVERY
                          DIRECTOR SINCE 1997
------------------------

Mr. Avery, 57, chairman, chief executive officer and director of Crown Cork & Seal Corporation.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          DANIEL B. BURKE
                          DIRECTOR SINCE 1986
------------------------

Mr. Burke, 69, director of Capital Cities/ABC, Inc. until February 1996; previously chief executive officer, president and director of Capital Cities/ABC, Inc. from 1990 to 1994; director of Consolidated Rail Corporation, Darden Restaurants and Morgan Stanley, Dean Witter, Discover & Co.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          EARL G. GRAVES
                          DIRECTOR SINCE 1984
------------------------

Mr. Graves, 63, chairman and chief executive officer of Earl G. Graves Ltd.; chairman and chief executive officer of Pepsi-Cola of Washington, D.C., L.P.; publisher and editor of Black Enterprise magazine; General Partner, Black Enterprise/Greenwich Street Fund; director of Aetna Life and Casualty Company, AMR Corporation/American Airlines, Inc., Chrysler Corporation and Federated Department Stores.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          JAMES A. HENDERSON
                          DIRECTOR SINCE 1989
------------------------

Mr. Henderson, 63, chairman, chief executive officer and director of Cummins Engine Company, Inc. since 1995; chief executive officer, president and director of Cummins Engine Company, Inc. from 1994 to 1995 and previously president, chief operating officer and director of Cummins Engine Company, Inc.; director of Ameritech Corporation, Inland Steel Industries, Inc. and Ryerson Tull, Inc.

Rohm and Haas Board Committees:
Audit, Finance, Nominating, Strategic Planning

------------------------

[PHOTO]

                          JOHN H. MCARTHUR
                          DIRECTOR SINCE 1977
------------------------

Mr. McArthur, 63, George F. Baker Professor of Business Administration Emeritus, Harvard Business School, formerly dean of Harvard Business School until retirement in 1995; director of BCE, Inc., Cabot Corporation, Glaxo Wellcome Plc., Springs Industries, Inc., The AES Corporation and Vincam Group, Inc.

Rohm and Haas Board Committees:
Audit, Finance, Nominating, Strategic Planning

------------------------

[PHOTO]

                          JORGE P. MONTOYA
                          DIRECTOR SINCE 1996
------------------------

Mr. Montoya, 51, executive vice president, The Procter & Gamble Company and president, Procter & Gamble Latin America since 1995; group vice president, The Procter & Gamble Company and president, Procter & Gamble Latin America from 1991 to 1995.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          SANDRA O. MOOSE
                          DIRECTOR SINCE 1981
------------------------

Dr. Moose, 56, senior vice president and director of The Boston Consulting Group, Inc.; director of GTE Corporation and twenty-three investment companies sponsored by The New England Funds.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          JOHN P. MULRONEY
                          DIRECTOR SINCE 1982
------------------------

Mr. Mulroney, 62, president and chief operating officer of Rohm and Haas since 1986; director of Teradyne Inc. and Aluminum Company of America.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive, Strategic Planning

------------------------

[PHOTO]

                          GILBERT S. OMENN
                          DIRECTOR SINCE 1987
------------------------

Dr. Omenn, 56, executive vice president for medical affairs, The University of Michigan since 1997; dean of the School of Public Health and Community Medicine at the University of Washington, Seattle and Professor of Medicine and Professor of Environmental Health from 1982 until 1997; director of Amgen Inc., Immune Response Corp., Nutraceutix, Inc. and Ostex International, Inc.

Rohm and Haas Board Committees:
Audit, Finance, Nominating, Strategic Planning

------------------------

[PHOTO]

                          RONALDO H. SCHMITZ
                          DIRECTOR SINCE 1992
------------------------

Dr. Schmitz, 59, member of the Board of Managing Directors of Deutsche Bank AG since 1991 and Chairman, Deutsche Morgan Grenfell; director of Bertelsmann AG, Glaxo Wellcome Plc. and Metallgesellschaft AG.

Rohm and Haas Board Committees:
Audit, Finance, Nominating, Strategic Planning

------------------------

[PHOTO]

                          ALAN SCHRIESHEIM
                          DIRECTOR SINCE 1989
------------------------

Dr. Schriesheim, 68, director emeritus of Argonne National Laboratory since 1996; chief executive officer and director of Argonne National Laboratory from 1984 to 1996; director of HEICO Corporation.

Rohm and Haas Board Committees:
Corporate Responsibility, Executive Compensation, Nominating, Strategic Planning

------------------------

[PHOTO]

                          MARNA C. WHITTINGTON
                          DIRECTOR SINCE 1989
------------------------

Dr. Whittington, 50, chief operating officer, Morgan Stanley Institutional Investment Management since 1996; partner of the investment management firm of Miller, Anderson & Sherrerd from 1994 until acquired by Morgan Stanley in 1996; head of the business core of Miller, Anderson & Sherrerd from 1992 to 1993; director of Federated Department Stores.

Rohm and Haas Board Committees:
Audit, Executive, Finance, Nominating, Strategic Planning

------------------------

[PHOTO]

                          J. LAWRENCE WILSON
                          DIRECTOR SINCE 1977
------------------------

Mr. Wilson, 62, chairman and chief executive officer of Rohm and Haas since 1988; director of Mead Corporation, The Vanguard Group of Investment Companies and Cummins Engine Company, Inc.

Rohm and Haas Board Committees:
Executive, Strategic Planning

BOARD OF DIRECTORS

ORGANIZATION

  The Board of Directors held five meetings in 1997. All directors attended at least 75% of the meetings of the Board and committees on which they serve. The committees of the Board, their functions and the number of meetings held in 1997 are:

  AUDIT COMMITTEE (three meetings)--reviews the Company's annual financial statements; selects the Company's independent accountants; approves audit and non-audit fees of independent accountants; reviews their independence and considers the scope of their audits and audit results, including review of the auditors' management letter and the Company's response to that letter; considers the adequacy of the Company's internal accounting control systems; reviews the staffing and audit program of the internal auditing department; and reviews the adequacy of the Company's policies and procedures with respect to compliance with the Company's Code of Business Conduct.

  CORPORATE RESPONSIBILITY COMMITTEE (two meetings)--establishes guidelines and monitors management performance in meeting the Company's responsibilities to its employees, its customers, the general public and the communities in which the Company operates.

  EXECUTIVE COMMITTEE (no meetings)--considers matters requiring Board action between Board of Directors' meetings.

  EXECUTIVE COMPENSATION COMMITTEE (four meetings)--reviews and approves compensation plans and remuneration arrangements for senior management and directors and oversees the administration of executive compensation plans. A subcommittee makes decisions in accordance with requirements of section 162(m) of the Internal Revenue Code of 1986, as amended.

  FINANCE COMMITTEE (six meetings)--reviews the financial strategy of the Company, particularly its policies for capital structure, dividend payout, and return on assets; approves and recommends to the Board of Directors all dividend payments; considers the Company's financing plans; reviews the Company's foreign financial programs and currency exposure policies and practices; and provides oversight to the Benefits Investment Committee.

  NOMINATING COMMITTEE (three meetings)--determines corporate governance policies, monitors the program for top management succession; evaluates the performance of the chief executive officer, other executive officers and the Board of Directors; and recommends the composition of the Board of Directors and nominees for membership on the Board. The Committee will consider Board nominations submitted by stockholders if names and biographical data are submitted in writing to the Committee.

  STRATEGIC PLANNING COMMITTEE(one meeting)--reviews and approves the Company's long-term plans, strategies and resource allocations as well as intermediate-term operating plans.

COMPENSATION

  Directors who are employees of the Company do not receive compensation for their services as directors.

  In 1998, non-employee directors will receive $40,200 and 489.8258 "Deferred Stock Shares." Directors may elect to defer all or part of their cash compensation into "Deferred Stock Shares."

  "Deferred Stock Shares" are units credited to a director's deferred stock account under the Rohm and Haas Company 1997 Non-Employee Directors' Stock Plan. One Deferred Stock Share entitles the director to one share of Company common stock when the director leaves the Board. Each director may elect to receive the stock immediately after leaving the Board or in annual installments over a period of up to 10 years after leaving the Board. The number of Deferred Stock Shares to which a director is entitled was calculated by dividing $40,200 by a stock price projected by a trend line analysis of the average of the quarterly high and low stock prices over the preceding 40 quarters. While Deferred Stock Shares do not entitle directors to vote, each Deferred Stock Share is credited on each dividend payment date with Deferred Stock Shares equal to the applicable dividend payable on the Company common stock.

  In addition, all non-employee directors are reimbursed for their travel expenses to board meetings. Dr. Omenn received an annual fee of $6,000 for his services as chair of the Company's Environmental Advisory Council.

  OTHER INFORMATION AND BUSINESS RELATIONSHIPS--Dr. Schmitz is Chairman of Deutsche Morgan Grenfell, a division of Deutsche Bank and an investment bank which may perform services for the Company during 1998. The Company has a revolving credit agreement with Deutsche Bank under which the Company and its subsidiaries may borrow up to $35 million. The Company and its subsidiaries also have other banking relationships with Deutsche Bank in the normal course of business. Dr. Schmitz is a member of the board of managing directors of Deutsche Bank. The equity fund in the Company's Savings Plan is invested in The Vanguard Index 500 Fund. Mr. Wilson is a director of The Vanguard Group of Investment Companies. Mr. Montoya is an executive vice president of The Procter & Gamble Company, a customer of the Company and its subsidiaries.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                              LONG-TERM
                                            ANNUAL                           COMPENSATION
                                         COMPENSATION            ------------------------------------
                                ------------------------------            AWARDS             PAYOUTS
                                                        OTHER    ---------------             -------      ALL
                                                       ANNUAL    RESTRICTED    SECURITIES                OTHER
        NAME AND                                       COMPEN-     STOCK       UNDERLYING      LTIP     COMPEN-
       PRINCIPAL                 SALARY     BONUS      SATION      AWARDS       OPTIONS      PAYOUTS     SATION
        POSITION          YEAR    ($)        ($)         ($)        ($)           (#)          ($)        ($)
----------------------------------------------------------------------------------------------------------------
                                             (1)         (2)                                   (1)
J. Lawrence Wilson        1997  $756,250  $1,182,960   $     0    $      0       24,400      $266,131   $ 33,785(3)
  Chairman & CEO          1996   681,500     578,733         0     200,000       26,400       250,280     11,416
                          1995   616,000     368,551         0           0       13,200       258,254     10,592
J. Michael Fitzpatrick    1997  $294,000  $  299,174   $     0    $      0        6,634      $ 87,200   $ 13,520(4)
  Vice President          1996   240,500     131,296         0           0        4,700        63,912      7,285
                          1995   191,583      73,678         0           0        2,700        41,915      6,447
Rajiv L. Gupta            1997  $294,000  $  299,174   $     0    $      0        6,634      $ 87,200   $ 12,651(5)
  Vice President          1996   240,500     131,296         0           0        4,700        63,912      6,596
                          1995   198,167      73,678         0           0        2,700        42,931      6,414
John P. Mulroney          1997  $515,750  $  667,814   $     0    $      0       14,100      $177,251   $ 19,293(6)
  President               1996   472,000     392,164         0           0       15,300       167,867      5,518
                          1995   439,000     226,341         0           0        8,900       168,592      8,605
Charles M. Tatum          1997  $294,000  $  299,174   $     0    $      0        6,634      $ 87,200   $  8,133(7)
  Vice President          1996   240,000     131,296         0           0        4,700        63,912      6,842
                          1995   196,500      73,678         0           0        2,700        45,825      6,450
Basil A. Vassiliou        1997  $343,500  $  387,504   $93,970    $200,000        6,900      $ 96,703   $ 64,402(8)
  Vice President          1996   313,500     226,600    26,911           0        7,500        93,278     51,620
                          1995   279,250     130,060     2,233           0        5,100        91,539     55,140
----------------------------------------------------------------------------------------------------------------

(1) A portion of both the annual bonus and long-term plan payout is paid in restricted stock, valued at fair market value as of the first business day of the month of grant, in lieu of cash, and is included in the amounts shown in the table in the Bonus and LTIP Payouts columns. The total number (and value) of restricted shares granted during the last five years in lieu of cash bonuses and held at the end of 1997 (which excludes 1998 grants made in lieu of a portion of the 1997 annual and long-term bonus awards) for the named executive officers were: Dr. Fitzpatrick, 773 ($74,015); Mr. Gupta, 773 ($74,015); Mr. Mulroney,12,985($1,243,314); Dr. Tatum, 773 ($74,015);
    Dr. Vassiliou, 6,060 ($580,245) and Mr. Wilson, 25,869 ($2,476,957).
    Dividends are paid currently on restricted shares and such shares may be voted.

(2) Reimbursement for tax liabilities related to payments for assignment outside of home country.

(3) Includes the company match under the Employee Stock Ownership/Savings Plan and the Nonqualified Savings Plan of $27,951 and a benefit bonus of $5,834 paid in lieu of certain benefits provided at Company expense to other employees.

(4) Includes the company match under the Employee Stock Ownership/Savings Plan and the Nonqualified Savings Plan of $11,310 and a benefit bonus of $2,210 paid in lieu of certain benefits provided at Company expense to other employees.

(5) Includes the company match under the Employee Stock Ownership/Savings Plan and the Nonqualified Savings Plan of $11,310 and a benefit bonus of $1,341 paid in lieu of certain benefits provided at Company expense to other employees.

(6) Includes the company match under the Employee Stock Ownership/Savings Plan and the Nonqualified Savings Plan of $19,293.

(7) Includes the company match under the Employee Stock Ownership/Savings Plan of $6486 and a benefit bonus of $1,647 paid in lieu of certain benefits provided at Company expense to other employees.

(8) Includes the company match under the Employee Stock Ownership/Savings Plan and the Nonqualified Savings Plan of $13,092, a benefit bonus of $1,146 paid in lieu of certain benefits provided at Company expense to other employees and $50,164 for certain other expenses related to assignment outside his home country as allowed under the Company's international personnel policy.

                             OPTION GRANTS IN 1997
--------------------------------------------------------------------------------

                                 INDIVIDUAL GRANTS                                    GRANT DATE VALUE
------------------------------------------------------------------------------------  ----------------
                                NUMBER OF        % OF
                                SECURITIES      TOTAL       EXERCISE
                                UNDERLYING     OPTIONS         OR                        GRANT DATE
                                 OPTIONS      GRANTED TO      BASE                         PRESENT
                                 GRANTED      EMPLOYEES      PRICE       EXPIRATION         VALUE
             NAME                  (#)         IN 1997      ($/SH.)         DATE             ($)
-------------------------------------------------------------------------------------------------------
                                                                 (1)                           (2)

J. L. Wilson                      24,400(3)      12.2%      $81.7500    Jan. 6, 2007      $537,776
J. M. Fitzpatrick                  4,400(3)       2.2%      $81.7500    Jan. 6, 2007      $ 96,976
                                   2,234(4)       1.1%      $88.5313    July 7, 2007      $ 57,526
R. L. Gupta                        4,400(3)       2.2%      $81.7500    Jan. 6, 2007      $ 96,976
                                   2,234(4)       1.1%      $88.5313    July 7, 2007      $ 57,526
J. P. Mulroney                    14,100(3)       7.1%      $81.7500    Jan. 6, 2007      $310,764
C. M. Tatum                        4,400(3)       2.2%      $81.7500    Jan. 6, 2007      $ 96,976
                                   2,234(4)       1.1%      $88.5313    July 7, 2007      $ 57,526
B. A. Vassiliou                    6,900(3)       3.5%      $81.7500    Jan. 6, 2007      $152,076

--------------------------------------------------------------------------------

(1) The exercise price is the average of the high and low New York Stock Exchange prices for Rohm and Haas common stock on the grant dates.

(2) Grant date values are estimated using the Black-Scholes option pricing model. Assumptions used for the Black-Scholes model are as follows:

    For options granted January 6, 1997:

Risk-free interest rate:  6.47%          Volatility:         0.2031
Dividend yield:           2.60%          Time to exercise:   7 years

    For options granted July 7, 1997:

Risk-free interest rate:  6.28%          Volatility:         0.2364
Dividend yield:           2.52%          Time to exercise:   7 years

    Although executives face uncertain risks of forfeiture, these risks are not considered in estimating the grant date values.

(3) Options granted on January 6, 1997 are exercisable on January 6, 1998.

(4) Options granted on July 7, 1997 are exercisable on July 7, 1998.

                      AGGREGATED OPTION EXERCISES IN 1997
                       AND DECEMBER 31, 1997 OPTION VALUE
--------------------------------------------------------------------------------

                         SHARES                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                        ACQUIRED                    UNDERLYING UNEXERCISED             IN-THE-MONEY
                           ON         VALUE           OPTIONS AT FY-END              OPTION AT FY-END
                        EXERCISE     REALIZED     UNEXERCISABLE/EXERCISABLE      UNEXERCISABLE/EXERCISABLE
         NAME             (#)          ($)           (#)              (#)           ($)            ($)
----------------------------------------------------------------------------------------------------------

J. L. Wilson             18,041     $1,067,445      24,400           90,353      $341,600      $3,926,180

J. M. Fitzpatrick         2,267         99,461       6,634           14,102        77,727         525,545

R. L. Gupta               2,046         72,168       6,634           12,454        77,727         443,330

J. P. Mulroney           21,910      1,285,888      14,100           54,622       197,400       2,353,923

C. M. Tatum               1,350         64,800       6,634           17,017        77,727         711,366

B. A. Vassiliou           4,684        233,753       6,900           20,636        96,600         755,679

--------------------------------------------------------------------------------

                   LONG-TERM INCENTIVE PLAN AWARDS IN 1997(1)
--------------------------------------------------------------------------------

                                                                                     ESTIMATED FUTURE
                                                                                  PAYOUTS UNDER NON-STOCK
                                           NUMBER OF         PERFORMANCE OR          PRICE-BASED PLANS
                                         SHARES, UNITS        OTHER PERIOD      ---------------------------
                                        OR OTHER RIGHTS     UNTIL MATURATION    THRESHOLD           TARGET
                 NAME                         (#)              OR PAYOUT           ($)               ($)
-----------------------------------------------------------------------------------------------------------
J. L. Wilson                                $283,000            12/31/99        $141,500           $283,000
J. M. Fitzpatrick                             64,500            12/31/99          32,250             64,500
R. L. Gupta                                   64,500            12/31/99          32,250             64,500
J. P. Mulroney                               188,700            12/31/99          94,350            188,700
C. M. Tatum                                   64,500            12/31/99          32,250             64,500
B. A. Vassiliou                              102,900            12/31/99          51,450            102,900
-----------------------------------------------------------------------------------------------------------

(1) Long-term bonus awards are payable in cash and restricted stock. Awards are determined by multiplying a bonus standard for the executive's level times the "Corporate Performance Factor." The "Corporate Performance Factor" is the product of the multiplication of two ratios: 1) the Company's three-year average return on equity (ROE) divided by 13% and 2) the Company's cumulative total return to shareholders over a five-year period ending on the last day of the three year cycle divided by the cumulative total return to shareholders (over the same period) of the S&P Chemicals Index.

    The numbers shown in the column titled "Number of Shares, Units or Other Rights" are the bonus standards in dollar amounts set so that resulting bonuses combined with gains from stock options granted at the same time will produce total long-term compensation slightly below the median level provided by other industrial companies of like size and profitability, if the Company just meets performance targets.

    No payouts are allowed if the Corporate Performance Factor is less than 0.5. The payouts in the Threshold column are based on a Corporate Performance Factor of 0.5. Payouts in the Target column assume the Company's performance matches both the 13% ROE target and the cumulative total return to shareholders of the S&P Chemicals Index. There is no maximum performance limit and, therefore, no maximum award.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

                                         YEARS OF SERVICE
               ---------------------------------------------------------------------
REMUNERATION   15 YEARS   20 YEARS   25 YEARS    30 YEARS     35 YEARS     40 YEARS
------------------------------------------------------------------------------------
 $  400,000    $118,461   $157,948   $197,435   $  200,000   $  206,409   $  235,896
    600,000     178,461    237,948    297,435      300,000      311,409      355,896
    800,000     238,461    317,948    397,435      400,000      416,409      475,896
  1,000,000     298,461    397,948    497,435      500,000      521,409      595,896
  1,200,000     358,461    477,948    597,435      600,000      626,409      715,896
  1,400,000     418,461    557,948    697,435      700,000      731,409      835,896
  1,600,000     478,461    637,948    797,435      800,000      836,409      955,896
  1,800,000     538,461    717,948    897,435      900,000      941,409    1,075,896
  2,000,000     598,461    797,948    997,435    1,000,000    1,046,409    1,195,896
------------------------------------------------------------------------------------

This table shows the approximate aggregate annual pension benefit under the Pension Plan for Salaried Employees and the supplemental Executive Pension Parity Plan assuming retirement at age 65. The Remuneration column represents the average salary which is based on the highest consecutive 36-month base salary, and the annual bonus which is the average of the bonuses earned under the annual bonus plan in the seven years prior to retirement, excluding the highest and lowest of those bonuses. The table includes offsets for Social Security. As of December 31, 1996, the years of credited service on which benefits are based for the named executives are: Dr. Fitzpatrick, 22 years; Mr. Gupta, 26 years; Mr. Mulroney, 40 years; Dr. Tatum, 18 years; Dr. Vassiliou, 37 years; Mr. Wilson, 32 years.

REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

  The Executive Compensation Committee is responsible for assuring appropriate compensation of the Company's executive officers; a subcommittee makes decisions in accordance with requirements of section 162(m) of the Internal Revenue Code of 1986, as amended ("162(m)") and Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16") (collectively called the "Committee").

  Total compensation of Company executives is based on corporate and individual performance. For 1997, corporate performance was measured by the Company's return on net assets ("RONA") and by the Company's return on equity ("ROE") compared to other chemical companies and to the long-term returns of a broad range of U.S. companies.

  Individual performance is measured primarily by results achieved compared to objectives agreed to at the start of the year. For the CEO and other executive officers, these objectives and the results achieved are reviewed by the Nominating Committee and its findings are communicated to the Committee which determines the compensation consequences. Incentive compensation is paid in cash and restricted stock and by use of stock options.

  Under the plans used in 1997, when the Company just meets performance norms established by the Committee, the Committee intends executive compensation to be slightly below the median levels of our competitors' compensation. As the Company's performance moves beyond those norms and the performance of our competitors, the Committee intends our executive compensation to move toward the high end of our competitors' compensation. If the Company's performance should fall below those norms, the Committee intends executive compensation to fall toward the low end of our competitors' compensation. The formulas in the plans described below are designed to achieve these results.

  It is the Committee's intention that all compensation paid to executive officers be fully deductible under the Internal Revenue Code of 1986, as amended.

  SALARIES--Executive salaries are established under the same system used for most Company salaried employees. Individual salaries are targeted to an amount, based on the person's performance against established objectives, in a salary range for that person's level. The salary range for each level is centered around the median salary for comparable positions in other industrial companies of generally the same size and profitability as determined through widely used surveys.

  ANNUAL BONUSES--All employees were paid annual bonuses under the Annual Bonus Plan approved by stockholders in 1997. Awards under this plan are based on an employee's salary and level, and the Company's performance as measured by its RONA. RONA is the performance standard used internally to measure the performance of the Company's businesses and is a good measure of employees' performance in using Company assets to further business objectives.

  Each year, the Committee establishes a RONA performance goal for the Company. For 1997, the established RONA goal was 11%. Bonuses under the plan are determined by a bonus target established for each employee level. The bonus target represents the percentage of the employee's salary awarded as a bonus if the Company meets the established 11% RONA goal. No bonus is paid when the Company's RONA is less than 6%.

  LONG-TERM BONUSES--The long-term bonus is based on a three year cycle. Although stockholders approved a new Long-Term Bonus Plan in 1997, payouts this year still resulted from two previous plans which have been discontinued. Three top executives participated in the Top Executive Long-Term Award Plan ("TELTAP") approved by stockholders in 1994. The bonuses under this plan are determined by the following formula: the product of a corporate factor for the three year period times a long-term bonus standard. The corporate factor for the long-term plan is determined by relating the Company's three year ROE (adjusted for certain unusual items) to the three-year ROE of companies in the Value-Line Industrial Composite and to the greater of 13% or the Value-Line Industrial Composite three-year average less 2%. For the cycle ending in 1997, the long-term corporate factor was 1.016. The bonus standards for the long-term award are dollar amounts that are set to pay bonuses, when combined with the stock options granted, slightly below the median of bonuses paid by other industrial companies of generally the same size and profitability, if the Company just meets performance norms.

  All other executives (approximately 70 people) participated in the Long-Term Award Plan. Bonuses under this plan are determined by the following formula: the product of the average of the individual's performance ratings over the three-year period times a corporate factor for the three-year period times a long-term bonus standard. The determination of the bonus standards is the same as under TELTAP. The corporate factor for this plan is determined by relating the Company's three-year ROE (adjusted for certain unusual items) to the three-year ROE of companies in the Value-Line Industrial Composite and to an absolute ROE standard set by the Committee at 13%. For the cycle ending in 1997, the long-term corporate factor was 1.432.

  STOCK--Participants in the Amended Rohm and Haas Stock Option Plan of 1992 received stock options with an exercise price equal to the average of the high and low prices on the New York Stock Exchange on the date of grant. The Committee determines guidelines for the granting of stock options so that the value of the stock options granted combined with long-term bonus awards would pay slightly below the median of total long-term compensation of other industrial companies of generally the same size and profitability at target performance. Stock options are granted to approximately 75 executives. XXX executive officers received a portion of their annual and long-term bonuses in restricted stock in lieu of cash. The restrictions lapse after a five-year period.

  BENEFITS--The benefits provided for executives are in line with those of all parent company employees and with those provided by other large chemical companies.

PERFORMANCE OF THE COMPANY AND ITS CHIEF EXECUTIVE OFFICER

  Chief Executive Officer J. Lawrence Wilson led the Company to excellent financial performance in 1997. Return on equity and per share earnings both attained record levels. A four-year effort to enhance financial performance continues to show results with yet another double-digit earnings increase.

  Improvements made since 1993 have enabled the Company to increase gross profit margin from 33.5% to 36.4% and sales, administrative and research costs have also improved from 24% of sales to 21% of sales. A focus on capital deployment and operating discipline yielded substantial savings in capital spending. The Company's portfolio was strengthened with new alliances in Electronic Chemicals.

  The Company expanded the role of Responsible Care when, for a second year, it invited a third party review of its product stewardship and Responsible Care practices. Effectiveness in community outreach was evident with progress in opinion polls conducted at major U.S. sites. In 1997, Mr. Wilson culminated his seven year tenure serving the U.S. chemical industry by serving as Chairman of the Chemical Manufacturers Association (CMA).

  The Committee believes Mr. Wilson has produced significant and sustainable results for Rohm and Haas Company. His leadership of Rohm and Haas personifies the highest ethical standards and conduct. Mr. Wilson has surpassed the objectives established by the Nominating Committee at the outset of the year.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

  The Committee established a salary increase of $75,000 early in 1997 for Mr. Wilson based on the increase in the Company's salary ranges between 1996 and 1997, Mr. Wilson's long-term performance and the Committee's expectations of his future performance.

  Mr. Wilson's annual bonus for 1997 was determined by multiplying the corporate RONA performance multiplier of 96% times the bonus standard established by the Committee at the beginning of the year resulting in $1,182,960, half paid in cash and half paid in restricted stock under the Rohm and Haas Restricted Stock Plan of 1992.

  Mr. Wilson's long-term bonus for the 1995-97 period was the product of the three-year corporate performance factor of 1.016 times a long-term bonus standard established by the Committee before the beginning of the period. Half of the resulting $278,180 award was paid in cash and half in restricted stock under the Rohm and Haas Restricted Stock Plan of 1992.

  Mr. Wilson's 1997 stock option grant followed the Committee's guidelines and has an exercise price equal to the fair market price on the date granted.

  EXECUTIVE COMPENSATION COMMITTEE--Daniel B. Burke, Chairman, William J. Avery, Earl G. Graves, Jorge P. Montoya, Sandra O. Moose, Alan Schriesheim.

                    CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
   ROHM AND HAAS COMPANY, S&P 500 INDEX, S&P CHEMICAL INDEX AND S&P SPECIALTY
                                 CHEMICAL INDEX

     MEASUREMENT PERIOD                                               S&P SPEC.
    (FISCAL YEAR COVERED)            ROH          S&P CHEMICAL          CHEM             S&P 500
12/31/92                           100.00            100.00            100.00            100.00
1/29/93                            100.70             96.46            101.78            100.84
2/26/93                            109.03             98.10            103.30            102.21
3/31/93                            100.80             99.09            106.35            104.37
4/30/93                            113.26            105.30            104.14            101.84
5/31/93                            108.94            106.98            107.49            104.56
6/30/93                            101.38            101.62            106.50            104.86
7/30/93                             94.29            102.97            106.65            104.44
8/31/93                            103.70            107.45            107.35            108.40
9/30/93                             95.85            104.64            105.13            107.54
10/29/93                            95.61            106.55            112.09            109.76
11/30/93                           104.13            109.39            113.00            108.72
12/31/93                           113.94            111.83            113.85            110.04
1/31/94                            109.39            123.42            122.61            113.78
2/28/94                            110.06            120.99            121.52            110.69
3/31/94                            105.24            118.44            112.58            105.87
4/29/94                            110.30            125.45            105.26            107.23
5/31/94                            117.96            133.49             98.97            108.98
6/30/94                            120.63            128.20             95.44            106.32
7/29/94                            125.47            133.33            101.84            109.80
8/31/94                            121.34            139.94            103.90            114.30
9/30/94                            111.35            137.72            100.97            111.51
10/31/94                           118.41            137.64            100.49            114.00
11/30/94                           109.34            124.95             95.73            109.86
12/30/94                           112.03            129.43             99.39            111.49
1/31/95                            106.40            124.02            100.35            114.37
2/28/95                            110.80            133.57            107.19            118.83
3/31/95                            116.47            142.60            113.31            122.33
4/28/95                            114.75            147.20            116.40            125.93
5/31/95                            116.96            152.39            125.91            130.95
6/30/95                            109.01            154.59            122.45            133.99
7/31/95                            115.47            157.45            125.71            138.43
8/31/95                            119.51            157.08            130.75            138.78
9/29/95                            120.76            163.32            129.83            144.63
10/31/95                           110.51            153.48            120.33            144.11
11/30/95                           121.33            163.90            130.13            150.43
12/29/95                           129.64            168.95            130.63            153.33
1/31/96                            139.46            180.66            135.57            158.54
2/29/96                            141.04            186.74            142.01            160.02
3/29/96                            134.71            201.78            146.29            161.56
4/30/96                            134.45            198.60            142.16            163.94
5/31/96                            138.07            196.45            142.66            168.16
6/28/96                            127.88            192.79            137.91            168.80
7/31/96                            121.26            188.64            129.26            161.35
8/30/96                            128.29            195.76            132.86            164.67
9/30/96                            134.44            210.22            143.40            174.02
10/31/96                           146.50            214.82            141.73            178.82
11/29/96                           164.36            225.02            145.98            192.32
12/31/96                           168.49            219.42            141.48            188.51
1/31/97                            169.26            233.38            136.13            200.28
2/28/97                            190.83            235.51            140.55            201.86
3/31/97                            155.31            230.39            138.42            193.58
4/30/97                            172.68            240.99            137.98            205.12
5/30/97                            179.84            248.75            145.66            217.61
6/30/97                            187.79            268.75            151.54            227.35
7/31/97                            204.34            290.79            159.52            245.43
8/29/97                            200.82            270.89            159.95            231.69
9/30/97                            201.08            269.00            167.59            244.38
10/31/97                           174.62            257.78            161.65            236.22
11/28/97                           193.75            270.70            165.49            247.15
12/31/97                           201.78            270.92            174.28            251.39

Source: Standard & Poor

This comparison of five-year cumulative total return assumes $100 invested on December 31, 1992 in Rohm and Haas Company Common Stock, S&P 500 Composite Index, S&P Chemical Index and S&P Specialty Chemical Index and the reinvestment of dividends.

PROPOSAL FOR AN INCREASE IN AUTHORIZED COMMON SHARES

  The Board of Directors recommends that the stockholders approve the following resolution to increase the number of shares of common stock the Company is authorized to issue from 100 million to 200 million shares:

        RESOLVED: That the Restated Certificate of Incorporation of the Company be amended by changing the reference to the Common Stock only in Article IV from "100,000,000 shares of Common Stock, of the par value of $2.50 per share" to "200,000,000 shares of Common Stock, of the par value of $2.50 per share."

  On March 6, 1998, the Company had issued xx,xxx,xxx shares of common stock of which xx,xxx,xxx were outstanding and xx,xxx,xxx were in treasury. Although there are no present plans to issue additional shares, the Board of Directors has determined that it is advisable for the stockholders to approve this resolution to have shares available for such corporate purposes as stock splits, equity financing, acquisitions and stock options. Authorizing additional shares avoids the delay and expense of a special stockholders' meeting if opportunities arise which would require the issuance of shares in excess of the present limit.

  The additional shares of common stock for which authorization is sought would have rights equivalent to the shares of common stock now authorized. If the amendment is approved, the Board of Directors generally would be permitted to issue up to the new 200 million share limit without further stockholder approval.

  This amendment of the certificate of incorporation requires the approval of a majority of the outstanding common stock and a majority of the outstanding stock of the Company. Abstentions will be counted as negative votes.

STOCK OWNERSHIP

  The following table lists the beneficial owners of more than 5% of the outstanding shares of the common and $2.75 cumulative convertible preferred stock of the Company.
--------------------------------------------------------------------------------

                                                                             SHARES       PERCENTAGE OF
                                                                          BENEFICIALLY        CLASS
                        STOCKHOLDERS                            CLASS        OWNED         OUTSTANDING
-------------------------------------------------------------------------------------------------------
John C. Haas, John O. Haas, William D. Haas and Thomas W.     common       10,349,629(2)      xx.xx%
  Haas and two income trusts of which they, together with
  Mellon Bank (East) N.A., are trustees(1)
Four charitable income trusts and a charitable foundation of  common       11,815,772(3)      xx.xx%
  which John C. Haas, John O. Haas, William D. Haas and
  Thomas W. Haas, together or individually, are trustees or
  directors with others(1)
Rohm and Haas Company Employee Stock Ownership Plan(4), 100   common        x,xxx,xxx          x.xx%
  Independence Mall West, Philadelphia, PA 19106
Lucia H. Shipley and Charles R. Shipley, Jr.(5)               preferred     1,934,105         xx.xx%
William H. MacCrellish, Jr.(6)                                preferred       184,496          x.xx%
Rohm and Haas Company Pension Plan, 100 Independence Mall     preferred       188,680          x.xx%
  West, Philadelphia, PA 19106
Thomas P. Jalkut, Jr.(7)                                      preferred        87,853          x.xx%
Shipley Company Profit-Sharing Plan                           preferred       116,060          x.xx%

--------------------------------------------------------------------------------

(1) John C. Haas, whose address is Rohm and Haas Company, 100 Independence Mall West, Philadelphia, PA 19106, is a retired officer and director of the Company. John O. Haas, 425 Lombard St., Philadelphia PA 19147, William D. Haas, P. O. Box 125, Bear Creek, PA 18602 and Thomas W. Haas, 583 Bay Road, Durham, NH 03824, are the sons of the late F. Otto Haas and the nephews of John C. Haas.

(2) John C. Haas, John O. Haas, William D. Haas and Thomas W. Haas, and their spouses, own directly 124,585, 125,625, 106,120 and 198,371 shares respectively. Together with Mellon Bank they have voting and investment power over 9,794,928 shares in the two income trusts.

(3) John C. Haas has sole voting power, and together with John O. Haas, William
    D. Haas, Thomas W. Haas and CoreStates Bank, N.A., has investment power over 9,163,380 shares in two charitable trusts. John C. Haas shares voting and investment power with other trustees in a third charitable trust holding 1,161,384 shares and John O. Haas, William D. Haas and Thomas W. Haas share voting and investment power with another trustee in a fourth charitable trust holding 1,161,384 shares. John O. Haas, William D. Haas and Thomas W. Haas share voting and investment power with other corporate members and directors of The William Penn Foundation which holds 329,624 shares. They disclaim beneficial interest in these trusts and foundation.

(4) x,xxx,xxx of the shares have been allocated to employee accounts.

(5) Lucia H. Shipley and Charles R. Shipley, Jr., 3507 West Gulf Drive, Sanibel, FL 33957, are spouses. The Lucia H. Shipley 1993 Revocable Trust, of which Mrs. Shipley is the trustee, and the Charles R. Shipley, Jr. 1993 Revocable Trust, of which Mr. Shipley is the trustee, own 948,407 and 948,402 shares, respectively, of Preferred Stock. As Shipley Institute of Medicine directors, Mr. and Mrs. Shipley, together with others, share investment and voting power in 37,296 shares owned by the Institute. The Institute's Preferred Stock, beneficial ownership of which is disclaimed by Mr. and Mrs. Shipley, is also shown in the table to be beneficially owned by Mr. MacCrellish.

(6) Mr. MacCrellish, Of Counsel to Nutter, McClennen & Fish, LLP, One International Place, Boston, MA 02110-2699, owns directly 10,390 shares of Preferred Stock and together with others shares investment and voting power in 174,106 shares of Preferred Stock held by Shipley Institute of Medicine and eight Shipley family trusts of which he is a director and trustee, respectively. He disclaims beneficial interest in the trusts and the Institute. The beneficial ownership attributed to Mr. MacCrellish does not include the shares held by the Shipley Company Profit-Sharing Plan of which he is a trustee.

(7) Mr. Jalkut, a partner in Nutter, McClennen & Fish, LLP, shares investment and voting power in 87,853 shares of preferred stock held by Shipley Institute of Medicine and two Shipley family trusts of which he is a director and trustee, respectively. He disclaims beneficial interest in the trusts and the Institute.

EXECUTIVE OFFICERS AND DIRECTORS

  STOCK OWNERSHIP GUIDELINES--Effective January 1, 1997, the Board of Directors approved stock ownership guidelines requiring all executives to own amounts of the Company's common stock equal to one-half to 5 times the amount of annual salary, depending on the executive's level. Executives have three years to bring their stock holdings up to the required level.

  OWNERSHIP--The following table lists the shares of Company common stock owned by the listed executive officers, the directors and all executive officers and directors as a group as of March 6,1998.
--------------------------------------------------------------------------------

                 NAME                        SHARES BENEFICIALLY OWNED(1)
------------------------------------------------------------------------------
W. J. Avery                              x,xxx (including x,xxx Deferred Stock
                                                        Shares)
G. B. Beitzel(2)                         x,xxx (including x,xxx Deferred Stock
                                                        Shares)
D. B. Burke                              x,xxx (including x,xxx Deferred Stock
                                                        Shares)
J. M. Fitzpatrick                         x,xxx (including x,xxx exercisable
                                                       options)
E. G. Graves                             x,xxx (including x,xxx Deferred Stock
                                                        Shares)
R. L. Gupta                               x,xxx (including x,xxx exercisable
                                                       options)
J. A. Henderson                          x,xxx (including x,xxx Deferred Stock
                                                        Shares)
J. H. McArthur                           x,xxx (including x,xxx Deferred Stock
                                                        Shares)
P. F. Miller(2)                          x,xxx (including x,xxx Deferred Stock
                                                        Shares)
J. P. Montoya                            x,xxx (including x,xxx Deferred Stock
                                                        Shares)
S. O. Moose                              x,xxx (including x,xxx Deferred Stock
                                                        Shares)
J. P. Mulroney                           xxx,xxx (including xx,xxx exercisable
                                                       options)
G. S. Omenn                              x,xxx (including x,xxx Deferred Stock
                                                        Shares)
R. H. Schmitz                             x,xxx (including xxx Deferred Stock
                                                        Shares)
A. Schriesheim                           x,xxx (including x,xxx Deferred Stock
                                                        Shares)
C. M. Tatum                              xx,xxx (including xx,xxx exercisable
                                                       options)
B. A. Vassiliou                          xx,xxx (including xx,xxx exercisable
                                                       options)
M. C. Whittington                         x,xxx (including xxx Deferred Stock
                                                        Shares)
J. L. Wilson                             xxx,xxx (including xx,xxx exercisable
                                                       options)
All executive officers and directors                  xxx,xxx(3)
  as a group

           ----------------------------------------------------------

           (1) Shares beneficially owned by officers include exercisable options; shares beneficially owned by directors include Deferred Stock Shares granted under the 1997 Non-Employee Directors' Stock Plan.

           (2) Mr. Beitzel and Mr. Miller, both directors and members of the Audit, Finance, Nominating and Strategic
               Planning Committees, have reached mandatory retirement age and are not standing for reelection.

           (3) Includes xxx,xxx exercisable options, xx,xxx shares allocated under the Company savings plan or ESOP, xx,xxx restricted shares and xx,xxx shares of Deferred Stock. All executive officers and directors as a group own x.x% of the outstanding common stock. One executive officer owns 295 shares of $2.75 cumulative, convertible preferred stock through the Shipley Company Profit-Sharing Plan; no other executive officer or director owns preferred stock.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

  The Company believes that all its executive officers and directors have complied with all Section 16 filing requirements during 1997.

INDEPENDENT PUBLIC ACCOUNTANTS

  The Company has not made a final decision as to the selection of its independent public accountants for 1998 and is considering as potential candidates several public accounting firms including its current accountants, KPMG Peat Marwick LLP.

  A representative of KPMG Peat Marwick LLP will attend the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

OTHER BUSINESS

  The Board of Directors is not aware of any other business to be presented at the meeting for stockholder action. If other matters arise at the meeting, the shares represented by duly executed proxies will be voted in the best judgment of the persons named in the proxy.

1999 ANNUAL MEETING PROPOSALS

  Proposals from stockholders intended to be presented at the annual meeting in 1999 must be received by the Secretary of the Company by November 25, 1998.

                                                           ROHM AND HAAS COMPANY
                                                   NOTICE OF 1998 ANNUAL MEETING
                                                             AND PROXY STATEMENT

        [RECYCLED PAPER SYMBOL]
THIS DOCUMENT HAS BEEN PRINTED ENTIRELY
ON RECYCLED PAPER.                                  [ROHM AND HAAS COMPANY LOGO]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                        1.  Election of Directors.
    =========================                                               Nominees:                       For All   With-  For All
      ROHM AND HAAS COMPANY                                                                                 Nominees  hold    Except
    =========================                                                W.J. Avery       S.O. Moose
                                                                             D.B. Burke       J.P. Mulroney   [  ]    [  ]     [  ]
Mark box at right if an address change or        [  ]                        E.G. Graves      G.S. Omenn
comment has been noted on the reverse side of                                J.A. Henderson   R.H. Schmitz
this card.                                                                   J.H. McArthur    A. Schriesheim
                                                                             J.P. Montoya     M.C. Whittington
                                                                                              J.L. Wilson

                                                                            Instructions:  To withhold authority to vote for any
                                                                            nominee, mark the "For All Except" box and strike a
                                                                            line through the name(s) of the nominee(s) in the list
                                                                            provided above.

                                                                                                              For  Against  Abstain

                                                                        2.  Proposal to increase the number   [  ]   [  ]    [  ]
                                                                            of authorized shares of Common
                                                                            Stock.

                                                                        3.  In their discretion on such other business as may
                                                                            properly come before the meeting.

                                              ----------------------
 Please be sure to sign and date this Proxy.   Date
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-----Stockholder sign here ------------------Co-owner sign here-----

 DETACH CARD                                                                                                            DETACH CARD


                             ROHM AND HAAS COMPANY

                   Proxy for Annual Meeting of Stockholders
                                  May 4, 1998

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints S.O. Moose, J.P. Mulroney and J.L. Wilson, and each of them, with power of substitution, as proxies at the annual meeting of stockholders of ROHM AND HAAS COMPANY to be held on May 4, 1998, and at any adjournment thereof, and to vote shares of stock of the company which the undersigned would be entitled to vote if personally present. If the undersigned participates in the Rohm and Haas Employees Savings Plan, the undersigned also hereby directs the Trustees of the Employee Stock Ownership Trust and the Non-ESOP Thrift Fund to vote shares held in the Trusts as indicated on this card; failure to return this proxy constitutes an instruction to the Trustees to vote shares as directed by other participants.

This proxy will be voted as directed with respect to the proposals referred to in Items 1 and 2 on the reverse side, but in the absence of such direction, this proxy will be voted FOR the election of all nominees for director listed in
Item 1, and FOR the proposal referred to in Item 2.

         ------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
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   Please sign exactly as your name(s) appear(s) on this proxy card.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian,
                          please give your full title.


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HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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